SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C. 20549


                              FORM 8-K


                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 30, 1999
                                                        -----------------



                    HVIDE MARINE INCORPORATED
       ------------------------------------------------
   (Exact name of registrant as specified in its charter)



      Delaware                     0-28732             65-0966399
    ------------                   -------              --------
   (State or other              (Commission File       (IRS Employer
    jurisdiction of                Number)           Identification No.)
    incorporation)



   2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316
       (Address of principal executive offices)              (Zip Code)



   Registrant's telephone number, including area code: 954.524.4200
                                                       ------------

Item 5. Other Events.
        ------------

         (a) On December 30, 1999, Hvide Marine Incorporated (the "Company") exercised an option to increase from 50.75% to 75.75% its interest in five double-hulled carriers delivered between the fourth quarter of 1998 and mid-1999. The exercise price was approximately $9.6 million, of which $1.0 million was paid in cash and the balance was paid by a promissory note in the principal amount of approximately $8.6 million. The note bears interest at the annual rate of 8.5%, is secured by a pledge of certain securities owned by the Company, and is payable in the following semi-annual installments of principal (together with accrued interest):

                   Date                                        Principal Amount Due
                   ----                                        --------------------

                   June 30, 2000                                           $500,000
                   December 31, 2000                                       $500,000
                   June 30, 2001                                           $750,000
                   December 31, 2001                                     $1,000,000
                   June 30,2002                                          $1,000,000
                   December 31, 2002                                     $1,500,000
                   June 30, 2003                                         $1,500,000
                   December 31, 2003                                     $1,836,128

     (b) On January 5, 2000, the Company announced that Eugene F. Sweeney had been elected President of the Company and that Walter S. Zorkers had been elected its Executive Vice President and Chief Financial Officer. Mr. Sweeney replaces Jean Fitzgerald, who continues to serve as Chairman and Chief Executive Officer; Mr. Sweeney also continues to serve as Chief Operating Officer. Mr. Zorkers replaces John H. Blankley, who resigned to return to the management of his investment business. Both Messrs. Sweeney and Zorkers were also elected directors of the Company.

         In addition, John J. O'Connell, formerly Vice President - Corporate Communications, was elected Senior Vice President - Corporate Communications and Investor Relations, and Kevin S. Boyle, formerly Director of Finance and Treasury, was elected Treasurer of the Company.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                                HVIDE MARINE INCORPORATED
                                                    (Registrant)



                                           By s/Robert B. Lamm
                                               Robert B. Lamm
                                               Senior Vice President,
                                               General Counsel and Secretary

Dated: January 21, 2000